EXHIBIT 3.1

                      ELECTRONIC ARTICLES OF INCORPORATION          P08000102381
                                                                           FILED
                                       FOR                     NOVEMBER 18, 2008
                                                                   SEC. OF STATE
                             GIFT CARD DIGEST CORP.                     jshivers

The undersigned incorporator, for the purpose of forming a Florida profit corporation, hereby adopts the following Articles of Incorporation:

                                    ARTICLE I

The name of the corporation is:

      GIFT CARD DIGEST CORP.

                                   ARTICLE II

The principal place of business address:

      5100 WEST
      COPANS ROAD
      SUITE 810
      MARGATE, FL. 33063

The mailing address of the corporation is:

      5100 WEST
      COPANS ROAD
      SUITE 810
      MARGATE, FL. 33063

                                   ARTICLE III

The purpose for which this corporation is organized is:

      ANY AND ALL LAWFUL BUSINESS.

                                   Article IV

The number of shares the corporation is authorized to issue is:

      100,000,000

                                    Article V

The name and Florida street address of the registered agent is:
      STEVEN ADELSTEIN
      7076 SPYGLASS AVE.
      PARKLAND, FL. 33076

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                                                                    P08000102381
                                                                           FILED
                                                               NOVEMBER 18, 2008
                                                                   SEC. OF STATE
                                                                        jshivers

I certify that I am familiar with and accept the responsibilities of registered agent.

Registered Agent Signature: STEVEN ADELSTEIN

                                   ARTICLE VI

The name and address of the incorporator is:

      STEVEN ADELSTEIN
      7076 SPYGLASS AVE.
      PARKLAND FL. 33076

Incorporator Signature: STEVEN ADELSTEIN

                                   Article VII

The initial officer(s) and/or director(s) of the corporation is/are:

      Title: P,D
      TAMMI SHNIDER
      3764 MOON BAY CIRCLE
      WELLINGTON, FL. 33414

                                  Article VIII

The effective date for this corporation shall be:

      11/15/2008

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